                                                                   Exhibit 10.14




                              AMENDED AND RESTATED
                           LETTER AGREEMENT GCT-026/98


This Amended and Restated Letter of Agreement GCT-026/98 ("Agreement") dated April 19, 2002, is an agreement between Republic Airways Holdings, Inc. ("Buyer") with its principal place of business at 2500 S. High School Road, Indianapolis, Indiana 46241, United States, and EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, relating to the Amended and Restated Purchase Agreement GCT-025/98 dated April __, 2002 (the "Purchase Agreement") for the purchase by Buyer of up to thirty-seven (37) new EMB-145 LR aircraft (the "Aircraft").

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

Solitair Corp. ("Solitair") has assigned to Buyer all of Solitair's rights and obligations under the Purchase Agreement DCT-025/98 between Embraer and Solitair (as amended before the date of the Purchase Agreement, the "Original Purchase Agreement") and Letter Agreement GCT-026/98 dated as of June 17, 1998 between Embraer and Solitair (as amended before the date of this Agreement, the "Original Letter Agreement") with respect to the sale of certain unexercised option aircraft, and in connection with such assignment, Solitair has also assigned to Buyer its remaining rights with respect to the aircraft delivered and to be delivered under the Original Purchase Agreement.

Buyer and Embraer now desire to amend and restate certain agreements relating to such Aircraft, as previously provided in the Original Letter Agreement.

At the time this Agreement becomes effective, neither Buyer nor Embraer shall have any rights against or obligations to the other pursuant to the Original Letter Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer agree as follows:

1.    BRAZILIAN EXPORT SUPPORT

      A.    Securing Availability of [*] Benefits

            [*] shall secure availability of Brazilian Export Financing Program [*] on behalf of and for the benefit of Buyer for the Aircraft by obtaining [*] for those Aircraft.

      B.    Amount of [*] Benefits



                                                                     Page 1 of 8

*Confidential

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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

            The [*] Benefits [*] of [*] of [*] which may be charged by a permitted financier of the Aircraft.

            To the extent that the [*] Benefits are reduced below the level referred to above, withdrawn or canceled, [*] , either:

            B.1. when and if permitted by the then existing governmental rules and regulations, [*] or

            B.2. [*]
            [*]

2.    SPARE PARTS CREDITS

      Embraer will provide Buyer a spare parts (except engines, engine related parts and APU) and ground support equipment credit of [*] . This spare parts credit shall be made available to Buyer upon [*] If for any reason the Purchase Agreement is partially terminated in relation to any Aircraft, then Buyer shall pay [*] per each applicable terminated EMB-145 Aircraft and/or [*] per each EMB-140 Aircraft for which such Spare Parts Credit for any reason has already been provided to Buyer. Each Spare Part Credit shall only be made available to Buyer in the event there is [*] . If any such credit is not so made available to Buyer because [*] , such credit shall be made available [*] . Any portion of such credit which remains unused [*] shall be deemed to have been waived by Buyer, and no further compensation shall be due [*] for such Spare Parts Credit. Such Spare Parts Credit shall be applied against [*]


3.    ADDITIONAL SPARES

      Notwithstanding the value of Spares stated in Article 3.A.2 of the Purchase Agreement, the Buyer may acquire Spares in excess of such stated value, subject to availability of such additional Spares, from Embraer ("Additional Spares"). However, such Additional Spares [*] .


4.    FINANCING

      A. In the event Buyer elects to assign its rights to an Aircraft to a financing institution as provided for in Article 16.a of the Purchase Agreement, it shall provide Embraer with written notice of the name, address, telephone number and contact person of such financing institution within [*] prior to intended date of the assignment; provided that Buyer shall make reasonable efforts to provide earlier notice. Buyer shall also timely provide Embraer with any other information Embraer may reasonably request in regard to such financing institution. Embraer


                                                                     Page 2 of 8


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*Confidential
            shall inform Buyer whether such financing institution has been approved by Embraer to the extent required pursuant to Article 16 of the Purchase Agreement within [*] after its receipt of such notice.

      B. Notwithstanding anything to the contrary in Article 3 or 24 of the Purchase Agreement, the Basic Prices for the Aircraft shall [*] if Buyer does not [*] The Basic Prices for the Aircraft shall also [*]

      C. For each Aircraft (excluding Aircraft for which [*] issued), Embraer shall offer a [*] Such [*] will be based on the determination of [*] using [*] The Buyer will use commercially reasonable efforts to provide Embraer with reasonable notice of [*] provided, however, any failure to provide such notice shall [*] in accordance with the terms of this Agreement.

            C.1   The obligation of Embraer to grant [*] contingent upon Buyer's
                  [*]

            C.2 If Buyer has made the determination set forth above, Embraer shall then [*] provided however, that Buyer shall make reasonable efforts to minimize [*]

            C.3 If, on a case by case basis, Buyer is unable to use an [*] in the financing of an Aircraft after making reasonable efforts to do so, and the Buyer believes in good faith that such failure is due to [*] Buyer may request that Embraer [*] In such situation, Embraer shall [*]

            C.4   The terms of the [*] shall apply to [*] pursuant to this
                  Section 4.C.

      D. Embraer shall make [*] to assist Buyer's efforts to[*] Embraer shall not be obliged to assist Buyer in efforts to [*]

      E.    For the avoidance of doubt, Embraer shall not be deemed to have [*]


5.    AIRCRAFT ESCALATION PRICE

      A. The Basic Prices are subject to Embraer's standard escalation formula contained in Attachment "D" (the "Escalation Formula") to the Purchase Agreement.

      B. The Escalation Formula applied to each Aircraft [*] for each of such Aircraft. However, in the event that the delivery date provided for any of such Aircraft is delayed for any reason not attributable to Embraer [*] and the Basic Price of the such relevant Aircraft shall be [*] in accordance with the Escalation Formula.

      C. The calculation of [*] shall be made for the [*] applicable for each relevant Aircraft [*], and the result so obtained [*] shall be [*].



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*Confidential

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      D.    The Purchase Price for such Aircraft shall be determined as follows:

            (i)   If [*], the Aircraft Purchase Price shall be equal to [*], or:

            (ii) If [*], but [*], the [*] shall be [*] and the applicable Aircraft Purchase Price shall be equal to [*], or:

            (iii) If [*], the applicable Aircraft Purchase Price shall be equal to [*], and the result so obtained shall be [*].

      E. The conditions described above shall only be applicable in the event [*]. In the event, in any of the situations described above, [*], the applicable Aircraft Purchase Price will be equal to the applicable Aircraft Basic Price [*]."

6.    SPARE PARTS [*]

      Embraer shall at all times provide Buyer [*] its published base spare parts catalogue price list which includes only Embraer-made parts. This [*] shall be applicable for the [*] . . Such [*] shall be applicable for spare parts purchase orders to be placed at Embraer after the signature of this Agreement.


7.    ADDITIONAL AIRCRAFT [*]

      Embraer shall provide an [*] in accordance with the terms and conditions specified in Schedule "3-A" to this Agreement.

      Embraer shall provide a [*] and [*] in accordance with the terms and conditions specified in Schedules "4" and "5", respectively. These [*] shall apply to [*].


8.    [*]

      A.    DECISION TO [*]

            Buyer may at Buyer's option, elect to [*] (as defined below) [*] , provided that Buyer informs Embraer by means of a written notice ("Election Notice") no later than the date which Buyer confirms the exercise of its option to purchase such Option Aircraft, according to Article 24 of the Purchase Agreement, of its intention to exercise such [*] right. Buyer may elect to [*] .

            EMB-140 Aircraft - shall mean the EMB-145, Model EMB-135 [*] Aircraft, or, where there is more than one of such Aircraft, each of such Aircraft, manufactured by Embraer, for sale to Buyer pursuant to the Purchase Agreement, according to Technical Description TD-140/002, dated April 2000, the Aircraft Specific Configuration, Finishing and Registration Marks described in Schedule "6" to this Letter Agreement, as may be amended from time to time by Buyer at its expense as specified in Article 11 of the Purchase Agreement. The Aircraft is composed entirely of vendor parts and parts


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*Confidential

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            manufactured by Embraer and Embraer subcontractors, and the parts manufactured by Embraer and Embraer subcontractors shall have Embraer part numbers.

            Any initial deposit or progress payment paid by Buyer pursuant to Articles 4.a or 24.d of the Purchase Agreement with respect to any Aircraft [*] , shall be [*] in the same manner as [*] .

      B.    APPLICATION OF PURCHASE AGREEMENT [*] :

            Except as provided in this paragraph "b", all terms and conditions applicable for the Aircraft shall also be applicable MUTATIS MUTANDI [*] .

            B.1. The unit Basic Price [*] shall be [*] in [*] economic conditions in the configuration, specification and installations specified in Schedule "6", provided that there will be [*] as described in Section 4.c of this Agreement and any other [*] agreed to in writing between Embraer and Buyer. In the event Buyer enters into a [*] for [*] , the [*] Basic Price shall be [*]

            B.2. Schedule "3-B" shall apply to the [*] Aircraft in lieu of Schedule "3-A".


9.    [*] PAYMENTS

9.1   FIRM AIRCRAFT

      A. [*] payments for the Firm Aircraft pursuant to Articles [*] of the Purchase Agreement shall be [*], subject to [*] pursuant to [*] below.

      B. In order to [*], from the date such [*] payment is due until the Actual Delivery Date for each Aircraft.


9.2   OPTION AIRCRAFT

      A. Notwithstanding anything to the contrary in the Purchase Agreement, Buyer shall [*] until [*].

      B. The [*] payments for the Option Aircraft pursuant to Articles [*] of the Purchase Agreement shall be [*], subject to [*] pursuant to [*] below.

      C. In order to [*], from the date such [*] payment is due until the Actual Delivery Date for each Aircraft.

      D.    Items A and B shall not apply to Option Aircraft [*].


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*Confidential

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9.3   GENERAL TERMS FOR [*] PROGRESS PAYMENTS

      A. Amounts owed by Buyer pursuant to this Article 9 shall not [*] and shall be paid by Buyer directly to Embraer upon [*]

      B. Buyer shall not withhold or deduct any portion of [*] ; provided that Embraer shall cooperate reasonably with Buyer in executing any [*] forms requested by Buyer.


9.4   [*] PROGRESS PAYMENTS

      Upon receipt of the Purchase Price for each Firm Aircraft, Embraer shall [*] Embraer shall [*]


10.   BRIDGE FINANCING

      Embraer has provided a temporary financing structure ("Bridge Financing") for six (6) EMB-135 [*] model aircraft to Chautauqua in accordance with the terms of the letter agreement, interim loan agreement, aircraft security agreement and security agreement supplement agreed between Embraer and Chautauqua for each such Aircraft. Any breach, default or failure to perform under the Bridge Financings by Chautauqua shall be a breach of the Purchase Agreement. Any breach, default or failure to perform by Buyer under the Purchase Agreement shall be an "Event of Default" under the Bridge Financings, as such term is defined in the Bridge Financing agreements.


11.   [*]

      Buyer is entitled to [*] spare parts [*] per each Aircraft for Chautauqua, up to a maximum of [*] A portion of such [*] spare parts [*] shall be made available to Buyer in [*] , with additional [*] to be made available on a schedule agreed by Embraer and Buyer that increases [*] after the first delivery of [*] spare parts.

      The identification of the parts which will be included [*] shall be mutually agreed upon by the Parties. During [*] , Embraer shall have the right to [*] , however, keeping the [*] level.

      Availability of [*] is conditioned upon Buyer, Chautauqua and Embraer's designee in the United States of America entering into a [*] agreement to be negotiated by Buyer and Embraer's designee in good faith within [*] days following execution of this Agreement and Embraer's and Buyer's performance of their obligations thereunder. Nevertheless, the following conditions precedent shall be fulfilled to the reasonable satisfaction of Embraer and its designee:

      a. Buyer/Chautauqua has provided the appropriate fillings of [*] and any other filings reasonably requested by Embraer, as to evidence [*]; and



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      b.    Buyer/Chautauqua  has provided  evidence of appropriate  insurance coverage for [*]. Such insurance shall, among other  stipulations,  [*].

      The Parties furthermore agree that Buyer/Chautauqua shall pay Embraer a [*], based upon [*] The [*] will be [*] for a period of [*] and shall decrease during the [*] according to the same schedule by which it increased during the first [*] Upon expiration of such [*], Chautauqua may [*] or [*].

      Buyer/Chautauqua shall pay Embraer the purchase price of [*] spare part within [*] days of Chautauqua's [*] of the [*] spare [*]. The price for the [*] spare parts shall be based upon [*] Embraer shall [*] as to be provided for in the [*] Agreement in order to [*] through the [*], except as provided to the contrary in this Section 10.

      In the event, for any reason the Purchase Agreement is terminated with respect to any Aircraft, [*] .


12.   SIMULATOR DATA PACKAGE

      If, on or before [*] , (i) Buyer elects to acquire its own flight simulator, (ii) Buyer requests from Embraer [*] , (iii) Embraer and Buyer have entered into a [*] agreement [*] , and (iv) Embraer, Buyer and the simulator vendor have entered into an agreement with respect to [*] ; then Embraer shall [*] , which shall include [*] . Such [*] shall be provided to Buyer within [*] after Buyer's notification to Embraer [*] . Buyer may [*] ; provided that, subject to [*] provided Embraer and [*] have entered into an agreement with Buyer for [*] , in form and substance satisfactory to Buyer.


13.   MISCELLANEOUS

      All terms and conditions of the Purchase Agreement that have not been specifically altered or modified hereunder shall remain in full force and effect and time is of the essence under this Agreement.

      [The remainder of this page has been left blank intentionally.]

[*]




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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - EMPRESA BRASILEIRA            REPUBLIC AIRWAYS HOLDINGS, INC.
DE AERONAUTICA S.A.


By:                                     By:
   ---------------------------             -------------------------------
Name:                                   Name:
     -------------------------               -----------------------------
Title:                                  Title:
      ------------------------                ----------------------------



By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------



Witness:                                Witness:
        ------------------------                --------------------------

Name:                                   Name:
     ---------------------------             -----------------------------

                       SCHEDULE "1" - [*] BASIC CONDITIONS


Subject to the terms and conditions of Article 4.c of [*] Embraer agrees to provide [*] for each Aircraft [*] actual sale of the Aircraft [*], as applicable.

1. Embraer will [*] of the Aircraft [*] means the actual delivery date of the relevant Aircraft, [*]months after the Actual Delivery Date.

2. [*] with respect to an Aircraft, [*] or such lesser amount as the Buyer may elect [*]

3. [*] means the greater [*] Embraer will negotiate in good faith [*]Notwithstanding anything above to the contrary, in the event that the Buyer [*]

4. [*] means the actual cost of [*] determined as [*] as shown on the [*] with respect to [*]

5. [*] means the [*] amount payable by [*] such amount determined to be the difference between [*]

6. [*] means [*]contemplating [*] between [*] Embraer shall be informed of all such [*] as soon as available.

7. [*] means the period commencing on the date which is [*] of the relevant Aircraft and ending on the date [*] of the relevant Aircraft.

8. Embraer shall be [*] as soon as such are received and in any event at [*] If Embraer and Buyer fail to agree that [*]

9.    The Aircraft shall comply in full with, [*]

10.   Embraer shall have [*] but no obligation, [*]

11.   Each Party shall bear its own costs [*]




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                       SCHEDULE "2" - [*] BASIC CONDITIONS


Subject to the terms and conditions of Article 4.c of [*] Embraer agrees to provide [*] for each Aircraft [*] actual sale of the Aircraft [*], as applicable.

1. Embraer will [*] of the relevant Aircraft, [*] of the relevant Aircraft, [*] months after the Actual Delivery Date.

2. [*] with respect to an Aircraft, [*] or such lesser amount as the Buyer may elect [*]

3. [*] means the greater [*] Embraer may, but will not be under the obligation to, [*]

4.    [*] means [*] provided, however, [*] Embraer shall be informed of [*]

5.    [*] means [*]

6.    Embraer shall be informed of [*] as soon as such [*]

7. [*] means the actual [*] determined as[*] as shown on the [*], reduced by [*] further reduced by [*]

8. [*] means the maximum amount payable [*] as the case may be, [*] such amount determined to be the difference between [*]

9.    Embraer shall have [*] but no obligation, [*]

10. The Aircraft shall comply in full with, or exceed, the [*] Buyer shall provide Embraer with an [*]

11.   Each Party shall bear its own costs [*]



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                     SCHEDULE "3-A" - EMB-145 AIRCRAFT [*]


1.    [*]

      Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of [*] pounds ([*] kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1 engines, [*] each Aircraft as follows:

      a.    On the Aircraft Actual Delivery Date, the Aircraft will [*]

            a.1   [*]

                  [*] a gross weight of [*] pounds ([*] Kg) in a standard day
                  (ISA), at an altitude of [*] feet, at [*] KTAS using not more than [*] :

                  [*]

            A.2   [*]

                  a.2.1 The [*] for a stage length of [*] nautical miles in
                        still air, shall [*]

                  [*]

                        Note: the above [*] is subject to the same tolerance applicable to the M.E.W. pursuant to Paragraph a.3 below.

                        The above [*] is based on the following conditions and operating rules:

                        Stage Length:
                        The stage is defined as [*] .

                        Takeoff: [*]

                        Climbout Maneuver:
                        Following the takeoff [*] , the Aircraft [*] while climbing to [*] feet above the departure airport altitude and [*] .

                        Climb:
                        The Aircraft climbs from [*] feet above the departure airport altitude to [*] feet altitude [*] . The Aircraft then accelerates [*] . The climb continues at [*] until [*] feet is reached. The climb continues at [*] to cruise altitude. The temperature is [*] during the climb.


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                        [*] is used throughout the climb.

                        Cruise:
                        The Aircraft cruises at [*] .
                        The cruise altitude is [*]  feet.
                        The temperature is [*]  during cruise.
                        The cruise thrust [*] .

                        Descent:
                        The Aircraft descends [*] .
                        The descent continues [*] to an altitude of [*] feet. The temperature is [*] during descent.

                        Approach and Landing Maneuver:
                        The Aircraft [*] while [*], then descends and lands. The destination airport elevation is at sea level.

                        Fixed Allowances:
                        For the purpose of [*] and for the purpose of [*], the following shall be used [*]:

                        Taxi-out fuel:    [*].

                        Takeoff and Climbout Maneuver fuel:  [*] .

                        Approach and Landing Maneuver fuel: [*] .

                        Taxi-in fuel (shall be consumed from the reserve fuel):
                        [*] .

                        The usable reserve fuel remaining upon completion of the landing: [*] .

                  A.2.2 OPERATIONAL EMPTY WEIGHT BASIS

                        Operational empty weight (OEW) derived in accordance with Paragraph a.2.3 shall be used as the basis for [*].

                  A.2.3 EMB-145 WEIGHT SUMMARY


         --------------------------------------------------------------------
                              ITEMS                    WEIGHT      WEIGHT
                                                        (KG)        (LB)
         --------------------------------------------------------------------

         --------------------------------------------------------------------
         [*] - M.E.W. Std. EMB-145 Aircraft              [*]         [*]
             Configuration
         --------------------------------------------------------------------
         [*] - Option to std EMB-145 Aircraft (*)        [*]         [*]
         --------------------------------------------------------------------
         [*] - M.E.W.  Customer Configuration            [*]         [*]
         --------------------------------------------------------------------


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


         [*] - Operating Items                           [*]         [*]
         --------------------------------------------------------------------

         [*] - Pilot and Copilot (180 Lb each) (**)           [*]        [*]
         --------------------------------------------------------------------
         [*] - Stewardess (140 Lb each) (**)                  [*]        [*]
         --------------------------------------------------------------------
         [*] - Engine oil                                     [*]        [*]
         --------------------------------------------------------------------
         [*] - Hydraulic Fluid                                [*]        [*]
         --------------------------------------------------------------------
         [*] - Unusable Fuel                                  [*]        [*]
         --------------------------------------------------------------------
         [*] - Apu Oil                                        [*]        [*]
         --------------------------------------------------------------------
         [*] - Toilet Fluid                                   [*]        [*]
         --------------------------------------------------------------------
         [*] - Water                                          [*]        [*]
         --------------------------------------------------------------------
         [*] - Flight Kit                                     [*]        [*]
         --------------------------------------------------------------------
         [*] - Crew Baggage                                   [*]        [*]
         --------------------------------------------------------------------
         [*] - Catering Standard                              [*]        [*]
         --------------------------------------------------------------------
         [*] - Pass. Serv. Equip.                             [*]        [*]
         --------------------------------------------------------------------
         [*] - 2nd Attendant                                  [*]        [*]
         --------------------------------------------------------------------
         [*] - O. E. W.  Customer Configuration          [*]         [*]
         --------------------------------------------------------------------

            REMARKS:

            (*) See [*] .
            (**) In accordance with [*]

                  A.2.4 CUSTOMER OPTIONS TABLE:

     ---------------------------------------------------------------------------
                               ITEMS                      OPT  WEIGHT     WEIGHT
                                                                (KG)       (LB)
     ---------------------------------------------------------------------------

        A) OPTIONS TO STD AVIONIC CONFIGURATION
     ---------------------------------------------------------------------------
           [*]
           ---------------------------------------------------------------------

        B) OPTIONAL SYSTEM / OTHER EQUIPMENT
           ---------------------------------------------------------------------
           [*]
           ---------------------------------------------------------------------

        C) INTERIOR OPTIONAL ITEMS
           ---------------------------------------------------------------------
           [*]
           ---------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                SUB-TOTAL  (OPTIONS STD A/C)    [*]        [*]

     ---------------------------------------------------------------------------

            [*]

      A.3   [*]

2.    AIRCRAFT CONFIGURATION

      2.1 The [*] are based on the EMB-145 Basic Aircraft configuration as defined


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            in the Technical Description TD-145/010 dated January 1998, plus specific Buyer configuration options as defined in Attachment "A" to the Purchase Agreement, (hereinafter referred to as the Detail Specification). Appropriate adjustment [*] for changes in such Detail Specification approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence [*].

            In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration [*].

      2.2 The [*] of Paragraph 1.a.2.1 and the Manufacturer's Empty Weight [*] of Section 1.a.3 shall be adjusted by Embraer for the following in its evidence [*]:

            (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Embraer.

            (2) The difference between the component weight allowances given in the appropriate section of the Detail Specification and the actual weights.

3.    [*]  CONDITIONS

      3.1 [*] performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

      3.2 The FAA Regulations (FAR) referred to in this Schedule are, unless otherwise specified, the EMB-145 Certification Basis regulations specified in the Type Certificate Data Sheet. [*] .

      3.3 The cruise specific air range, [*] include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a [*] total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 75(Degree)F, and all air conditioning systems operating normally. This operation nominally allows a sea level cabin altitude to be maintained up to [*] feet and a maximum cabin pressure differential of [*] pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of [*] cubic feet per minute at [*] ft including passenger cabin recirculation (nominal recirculation is [*] percent not considering gasper flow). The APU is turned off unless otherwise specified.



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      3.4   The cruise specific air range, speed [*] are based on [*].

      3.5 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*] BTU per pound and a fuel density of [*] pounds per U.S. gallon.


4.    PARTIES' OBLIGATIONS [*]

      RELATIVE TO THE [*]  STATED IN PARAGRAPH 1.a above:

      4.1 During the [*] in accordance with Article [*] of the Purchase Agreement, Buyer shall check the Aircraft [*] , by using the EMB-145 Aircraft Flight Manual (AFM) and by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the EMB-145 Supplementary Performance Manual (SPM). [*] are in accordance with both manuals above mentioned, taking into consideration the established tolerances.

      4.2 [*] obligations in respect to the [*] , are limited to [*] should it be reasonably verified that [*]

      4.3 In case during the above mentioned [*] , it is proven that the Aircraft [*] does [*] , but Buyer [*] , then Embraer shall [*] with respect to such [*].

      4.4   Upon [*] , all obligations of Embraer regarding the Aircraft [*].


5.    [*]

      5.1 [*] Section 1.a shall be based on the conditions specified in that section, the Aircraft configuration of Section 2 and the [*] conditions of Section 3.

      5.2 [*] the takeoff, landing, [*] shall be based on the FAA-approved Airplane Flight Manual for the EMB-145.

      5.3 [*] shall be established by calculations based on the comparison mentioned in Section 4.1 above.

      5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with provisions of Section 1.a.

      5.5 [*] shall be based on information in the appropriate approved weight and balance manual, or associated document or report.

      5.6 [*] set forth in this Schedule does not depend on the engine meeting [*] contained in the engine specification.

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6.    [*]

      6.1 [*] applicable to the Aircraft are those set forth in this document. The [*] set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

      6.2 THE [*] BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNED OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE[*] .

      6.3 The terms and conditions [*] do not alter, modify or impair, in any way, the terms and conditions of Attachment C (EMB-145 AIRCRAFT WARRANTY CERTIFICATE) to the Purchase Agreement.































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                                 SCHEDULE "3-B"
                             EMB 140 - AIRCRAFT [*]


1.    [*]

      Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of [*] pounds ([*] kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1/3 engines, [*] each Aircraft as follows:

      A.    On the Aircraft Actual Delivery Date, the Aircraft will [*]:

            A.1   [*]

                        [*] a gross weight of [*]pounds ([*]Kg) in a standard day (ISA), at an altitude of [*]feet, at [*]KTAS using not more than [*]:

                        [*]
                        [*]
                        [*]

            A.2   [*]

                  A.2.1 The [*] for a stage length of [*]nautical miles in still air, shall [*]:

                        [*]

                        Note: The above [*] is subject to the same tolerance
                              applicable to the MEW pursuant to Paragraph a.3 below.

                        The above [*] is based on the following conditions and operating rules:

                        Stage Length:
                        The stage is defined as [*].

                        Takeoff:
                        [*].
                        [*].
                        [*].

                        Climbout Maneuver:
                        Following the takeoff [*], the EMB-140 Aircraft [*] while climbing to [*] feet above the departure airport altitude and [*].



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                        Climb:
                        The EMB-140 Aircraft climbs from [*] feet above the departure airport altitude to [*]feet altitude at [*]. The EMB-140 Aircraft then accelerates [*]. The climb continues at [*] until [*] feet is reached. The climb continues at [*] to cruise altitude. The temperature is [*] during the climb. [*] is used throughout the climb.

                        Cruise:
                        The EMB-140 Aircraft cruises at [*].
                        The cruise altitude is [*] feet.
                        The temperature is [*] during cruise.
                        The cruise thrust [*].

                        Descent:
                        The EMB-140 Aircraft descends [*]. The descent continues [*] to an altitude of [*] feet. The temperature is [*] during descent.

                        Approach and Landing Maneuver:
                        The EMB-140 Aircraft [*] while [*], then descends and lands. The destination airport elevation is at sea level.

                        Fixed Allowances:
                        For the purpose of [*] and for the purpose of [*], the following shall be used [*]:

                        Taxi-out fuel:    [*].

                        Takeoff and Climbout Maneuver fuel:  [*].

                        Approach and Landing Maneuver fuel: [*].

                        Taxi-in fuel (shall be consumed from the reserve fuel):
                        [*].

                        The usable reserve fuel remaining upon completion of the landing: [*].


                  A.2.2 OPERATIONAL EMPTY WEIGHT BASIS

                        Operational empty weight (OEW) derived in accordance with Paragraph a.2.3 shall be used as the basis [*].

                  A.2.3 EMB-140 WEIGHT SUMMARY



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


         --------------------------------------------------------------------
                               ITEMS                       [*]       [*]
         --------------------------------------------------------------------
           1 - M.E.W Std. EMB-140 Aircraft                 [*]       [*]
               Configuration(*)
         --------------------------------------------------------------------

         --------------------------------------------------------------------
           2 - Option to std EMB-140 Aircraft (**)         [*]       [*]
         --------------------------------------------------------------------

         --------------------------------------------------------------------
           3 - M.E.W.  Customer Configuration LR           [*]       [*]
               version
         --------------------------------------------------------------------

         --------------------------------------------------------------------
           4 - Operating Items                             [*]       [*]
         --------------------------------------------------------------------
           a - Pilot and Copilot (180 Lb each) (***)          [*]        [*]
         --------------------------------------------------------------------
           b - Stewardess (140 Lb each) (***)                 [*]        [*]
         --------------------------------------------------------------------
           c - Engine oil                                     [*]        [*]
         --------------------------------------------------------------------
           d - Hydraulic Fluid                                [*]        [*]
         --------------------------------------------------------------------
           e - Unusable Fuel                                  [*]        [*]
         --------------------------------------------------------------------
           f - Apu Oil                                        [*]        [*]
         --------------------------------------------------------------------
           g - Toilet Fluid                                   [*]        [*]
         --------------------------------------------------------------------
           h - Water                                          [*]        [*]
         --------------------------------------------------------------------
           i - Flight Kit                                     [*]        [*]
         --------------------------------------------------------------------
           j - Crew Baggage                                   [*]        [*]
         --------------------------------------------------------------------
           k - Catering Standard                              [*]        [*]
         --------------------------------------------------------------------
           l - Pass. Serv. Equip.                             [*]        [*]
         --------------------------------------------------------------------
           m - 2nd Attendant                                  [*]        [*]
         --------------------------------------------------------------------

         --------------------------------------------------------------------
           5 - O. E. W.  Customer Configuration LR         [*]       [*]
               version
         --------------------------------------------------------------------

         --------------------------------------------------------------------





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


            REMARKS:

            (*) See [*].
            (**) In accordance with [*]

            A.2.4 CUSTOMER OPTIONS TABLE:


     ------------------------------------------------------------------------------
                               ITEMS                      OPT     WEIGHT     WEIGHT
                                                                   (KG)       (LB)
     ------------------------------------------------------------------------------
        A) OPTIONS TO STD AVIONIC CONFIGURATION

     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
           ------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------

        B) OPTIONAL SYSTEM / OTHER EQUIPMENT
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------


        C) INTERIOR OPTIONAL ITEMS
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------


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

     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------
           [*]                                            [*]       [*]        [*]
     ------------------------------------------------------------------------------

     ------------------------------------------------------------------------------
                     SUB-TOTAL (OPTIONS STD A/C)          [*]       [*]        [*]
     ------------------------------------------------------------------------------

            [*]


      A.3   [*]

            a.3.1 [*]:

                  [*]
                  [*]
                  [*]

2.    EMB-140 AIRCRAFT CONFIGURATION

      2.1 The [*] are based on the EMB-140 Basic Aircraft configuration as defined in the Technical Description TD-140/002 dated April 2000, plus specific Buyer configuration options as defined in Attachment "A" to the Purchase Agreement, (hereinafter referred to as the Detail Specification). Appropriate adjustment [*] for changes in such Detail Specification approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence [*].

            In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the EMB-140 Aircraft, and as a result thereof, a change is made to the configuration [*].

      2.2 The [*] of Paragraph 1.a.5 and the Manufacturer's Empty Weight [*] of Section 1.a.6 shall be adjusted by Embraer for the following in its evidence [*]:

            (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Embraer.

            (2) The difference between the component weight allowances given in the appropriate section of the Detail Specification and the actual weights.




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

3.    [*] CONDITIONS

      3.1 [*] performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

      3.2 The FAA Regulations (FAR) referred to in this Schedule are, unless otherwise specified, the EMB-140 Certification Basis regulations specified in the Type Certificate Data Sheet. [*].

      3.3 The [*] are based on [*] unless otherwise specified. The [*] is based on [*] unless otherwise specified. The [*] procedure will be used [*] as required. The [*] data is based on the use of [*].

      3.4 The cruise specific air range, speed [*] include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a[*] total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 75(DEGREE)F, and all air conditioning systems operating normally. This operation nominally allows a sea level cabin altitude to be maintained up to [*] feet and a maximum cabin pressure differential of [*] pounds per square inch at higher altitudes, with a nominal EMB-140 Aircraft cabin ventilation rate of [*]cubic feet per minute at [*] ft including passenger cabin recirculation (nominal recirculation is [*] percent not considering gasper flow). The APU is turned off unless otherwise specified.

      3.5 The cruise specific air range, speed [*] are based on an EMB-140 Aircraft [*].

      3.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*] BTU per pound and a fuel density of [*] pounds per U.S. gallon.


4.    PARTIES' OBLIGATIONS [*]

      RELATIVE TO THE [*] STATED IN PARAGRAPH 1.a above:

      4.1 During the [*] in accordance with Article [*] of the Purchase Agreement, Buyer shall check the EMB-140 Aircraft [*], by using the EMB-140 Aircraft Flight Manual (AFM) and by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the EMB-140 Supplementary Performance Manual (SPM). [*] are in accordance with both manuals


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            above mentioned, taking into consideration the established tolerances.

      4.2 [*] obligations in respect to the [*], are limited to [*] should it be reasonably verified that [*]

      4.3 In case during the above mentioned [*], it is proven that the EMB-140 Aircraft [*] does [*], but Buyer [*], then Embraer shall [*] with respect to such [*].

      4.4   Upon [*], all obligations of Embraer regarding the Aircraft [*].


5.    [*]

      5.1 [*] Section 1.a shall be based on the conditions specified in that section, the EMB-140 Aircraft configuration of Section 2 and the [*] conditions of Section 3.

      5.2 [*] the takeoff, landing, [*] shall be based on the FAA-approved Airplane Flight Manual for the EMB-140.

      5.3 [*] shall be established by calculations based on the comparison mentioned in Section 4.1 above.

      5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with provisions of Section 1.a.

      5.5 [*] shall be based on information in the appropriate approved weight and balance manual, or associated document or report.

      5.6 [*] set forth in this Schedule does not depend on the engine meeting [*] contained in the engine specification.


6.    [*]

      6.1 [*] applicable to the EMB-140 Aircraft are those set forth in this document. The [*] set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

      6.2 THE [*] BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNED OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE[*].



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      6.3   The terms and conditions [*] do not alter, modify or impair, in any way, the terms and conditions of Attachment C (AIRCRAFT WARRANTY CERTIFICATE) to the Purchase Agreement.






























                                                                     Page 8 of 8
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


                               SCHEDULE "5" - [*]


References to "Aircraft" in this [*] shall be deemed to include all EMB-145 and EMB-135KL model aircraft delivered (or to be delivered) to Chautauqua as operator pursuant to Purchase Agreement DCT-025/98 between Embraer and Solitair Corp., and all aircraft to be delivered to Chautauqua as operator pursuant to the Amended and Restated Purchase Agreement DCT-025/98 between Embraer and Republic Airways Holdings, Inc. The first [*] period under [*] shall be deemed [*]

I.    Definitions

      a.    Available for [*]

            An [*] which is [*] and [*] by signature of the responsible maintenance personnel of Chautauqua, as defined in Article II.a of this Schedule "5", at least [*] shall be deemed to be[*] .

      b.    [*]


            1. A [*] occurs when the malfunction of an item, or necessary checking and/or corrective actions, cause a [*] not to be available [*] , or a [*] .


            2.    [*]

            3. To be accounted as [*] , any [*] , either verbal or written, must result in [*] corrective action.


            4.    A repetitive [*] shall not be counted as [*] . [*] .


      c.    [*]

            [*] is the actual [*] obtained by the Chautauqua's [*] .

            [*] computed monthly commencing with[*] by Chautauqua, as follows

            [*]


II. Embraer, subject to the conditions and limitations expressed in this Schedule "5", will [*] :

      a. This [*] will be applicable only for Aircraft first operated by Chautauqua and only so long as the Aircraft are operated by Chautauqua.


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      b.    The [*] for the first [*] period after [*] shall be [*] The [*] for the second [*] period [*] shall be [*] The [*] for the third [*] period after commencement of commercial operations [*] shall be [*] The [*] for the [*] period [*] (the "Final Period") shall be [*] (collectively "GDR").

      c. In the event that [*] any [*] period referred to above is lower than [*] , Embraer shall diligently, after notification by Buyer:

            1.    [*] mutually agreed to by the Parties;


            2.    Make recommendations concerning Chautauqua's programs, [*] ;
                  and

            3. Take all measures, as deemed necessary and appropriate by Embraer when [*] does not provide the [*] .


      d. In the event that the [*] described in paragraph II.b. above is [*] than the [*] , Embraer shall [*] :

            [*]


            [*]

            In the event the [*] described in paragraph II.b. above is [*] , then [*] Buyer or Chautauqua shall calculate measurements and submit them to Embraer within [*] after the end of each [*] period referred to in Article II a. of this Schedule "5". [*] shall attempt to reach an agreement over the data within [*] of the submission. [*]

      e. This [*] is based upon the following assumptions [*] , and any change to the assumptions shall be cause for reevaluation or adjustments of [*] in Embraer's sole discretion.

            [*] , plus or minus [*] with a minimum average flight hours per flight cycle, of [*]

      f.    The following elements are not [*] :

            [*] due to reasons other than Aircraft mechanical failures, including without limitation:

            -     Air Traffic Control

            -     Weather

            - Acts of God (i.e. natural disasters, floods and earthquakes, lightning strikes, bird strikes etc.).

            -     Accidents

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            -     Incidents

            -     Negligence

            -     Force majeure

            -     [*]

            - Optional equipment other than that identified on Attachment "A" to the Purchase Agreement

            -     [*]

            - [*] - Non-availability of spares or equipment, [*] as provided for in paragraph [*] ;

            -     [*] ;

            - [*] which could have been prevented if the Minimum Equipment List ("MEL") issued and/or approved by the local regulatory authority was followed

            -     [*] ,

            - [*] caused by Chautauqua's negligence or misuse of parts or Chautauqua's failure to take all maintenance actions on the Aircraft as recommended in all applicable maintenance manuals

            - [*] or parts that has/have been involved in an accident, or when parts either defective or not complying to manufacturer's design or specification have been used;

            - [*] parts that have had their identification marks, designation, seal or serial number altered or removed

            -     [*].

            - [*] which lead to a [*] (including but not limited to worn, flat and cut tires, servicing (ATA Chapter 12), hard landing, dead batteries, and worn brakes).


III. The foregoing [*] is provided subject to Chautauqua's adherence in all material respects to the following general conditions:


      a.    Airplane Operation

            Aircraft shall be operated in airline service in accordance with FAA regulations and as recommended by Embraer through the official and most updated Operations and Airplane Flight Manual. Chautauqua shall have available [*] spare aircraft for each [*] Aircraft at all times.

      b.    Inspection Program

            The Aircraft shall be maintained in accordance with the most current EMB-145 MRB document and using [*] Chautauqua's program must [*]. Chautauqua's program should also include [*].



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      c.    Aircraft Manuals

            [*]

      d.    MEL

            [*]

      e.    Stocking Levels

            Chautauqua shall stock and maintain [*] reasonable recommended [*], throughout [*]. There shall be a [*] at each line maintenance base along with [*] Chautauqua shall annually provide an [*] to [*] which shows [*].

      f.    Parts Repair

            [*]

      g.    Staff Levels

            Chautauqua shall have [*] to properly [*] during [*] . This shall include, but not be limited to, [*] .

      h.    Training

            Chautauqua shall put and keep in place a training program approved by the FAA, [*] :

            [*]

      i.    [*] Cleaning

            Chautauqua shall keep the [*] reasonably clean, [*] at all times. This includes without limitation, [*] -

      j.    Service Bulletins

            When Embraer recommends that Chautauqua implement a service bulletin which improves [*] , Embraer Customer Support Department shall contact Chautauqua's Vice President of Maintenance, in writing, with recommendations that the service bulletin be complied with. Chautauqua will schedule the Aircraft for incorporation of such service bulletin [*]

      k.    Ground Support Equipment

            Embraer shall provide Chautauqua two lists of tooling and ground support equipment required to maintain the Aircraft which lists shall be subject to Chautauqua's reasonable approval. [*] Chautauqua will be required to maintain these levels of required tooling and ground support equipment in good working order at all times.

      l.    [*] Reporting



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            Chautauqua shall provide [*] to Embraer a [*] . This report shall include [*] and part number and serial number of the components removed and installed shall be maintained by [*]

      m.    Rejection

            Chautauqua shall not unreasonably reject [*] Any such rejection shall [*] .

      n.    Certification or Regulatory Changes

            [*].

      o.    [*] Meeting

            An [*] Meeting shall be scheduled, if necessary, and at the end of [*] of Chautauqua's Aircraft operation. Representatives of Chautauqua and Embraer shall participate in the meetings and will:

            1.    [*];

            2. Eliminate irrelevant or non-Aircraft-intrinsic [*] from computed [*]; and


            3. Review Chautauqua's compliance with Service Bulletins as required by Article III.j of this Schedule "5", [*].

            Chautauqua shall permit Embraer access to all of its data which can be used in understanding and analyzing the dispatch reliability failure.

IV.   Suspension

      [*] automatically suspended and shall not apply during the period of any labor disruption or dispute involving [*] which affects in whole or in part [*] .

V.    Chautauqua will not include in the calculation [*]


      a. When the Aircraft has been used in an attempt to break records, [*] or in any other way not in conformity with [*] ; and


      b. When the Aircraft or any of its parts has/have been altered or modified by Chautauqua, [*] .

VI. [*] ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, [*] .

                                                                     Page 5 of 6

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VII.  The terms and conditions of this [*] do not alter, modify or impair, in any way, the terms and conditions of [*] to the Purchase Agreement.

VIII. The [*] is established between Embraer and Buyer and it cannot be transferred or assigned to others, unless by previous written consent of Embraer.

IX. [*] Chautauqua shall execute a waiver consistent with Section VI of this Schedule "5", in a form acceptable to Embraer.





















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                                  SCHEDULE "6"
                    EMB-140 AIRCRAFT UNDER [*] CONFIGURATION


                 AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND
                               REGISTRATION MARKS


                              STANDARD 140 AIRCRAFT

   THE AIRCRAFT SHALL BE MANUFACTURED ACCORDING TO THE STANDARD CONFIGURATION
    SPECIFIED IN EMBRAER'S TECHNICAL DESCRIPTION TD-140/002 DATED AS OF APRIL 2000, TYPE CERTIFICATION FAA, AND INCLUDING THE FOLLOWING OPTIONAL ITEMS:

                               OPTIONAL EQUIPMENT:
                 2.1 OPTIONS TO STANDARD AVIONICS CONFIGURATION
                                       [*]

                       2.2 OPTIONAL SYSTEM/OTHER EQUIPMENT
                                       [*]

                             INTERIOR OPTIONAL ITEMS
                                       [*]

                                  3. FINISHING

                             a. EXTERIOR FINISHING:

       THE AIRCRAFT SHALL BE PAINTED ACCORDING TO THE AMR EAGLE COLOR AND
           PAINT SCHEME, WHICH HAS BEEN SUPPLIED TO EMBRAER BY BUYER.

                             b. INTERIOR FINISHING:

   Buyer has informed Embraer of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. If
          Buyer opts to use different materials and or patterns, such schedule shall be agreed between the Parties.

                              4. REGISTRATION MARKS

 The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than [*] before each relevant Aircraft Contractual Delivery Date.


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

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE "6" AND THE TERMS
 OF THE TECHNICAL DESCRIPTION TD-140/002, DATED APRIL 2000, THE TERMS OF THIS
                           SCHEDULE "6" SHALL PREVAIL.





































                                                                     Page 2 of 2